UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2010

CLAYTON WILLIAMS ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant's Telephone Number, including area code: (432) 682-6324

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 29, 2010, we entered into an Eighth Amendment to Amended and Restated Credit Agreement (the “Eighth Amendment”), which amends our Amended and Restated Credit Agreement (the “Senior Credit Facility”) dated May 21, 2004, among us, Southwest Royalties, Inc. (successor by merger to CWEI-SWR, Inc.), Warrior Gas Co., CWEI Acquisitions, Inc., Romere Pass Acquisition L.L.C., CWEI Romere Pass Acquisition Corp., Blue Heel Company, Tex-Hal Partners, Inc., Desta Drilling GP, LLC, Desta Drilling, L.P., JPMorgan Chase Bank, N.A. (successor by merger to Bank One, N.A. (Illinois)), as Administrative Agent, and the Lenders named therein.  Capitalized terms used and not defined in this Item 2.03 will have the meanings given to such terms in the Senior Credit Facility (as amended).

The Senior Credit Facility provides for a revolving loan facility in an amount not to exceed a Borrowing Base established by the Lenders.  The Borrowing Base is subject to redetermination at any time, but at least semi-annually in May and November, and is made at the discretion of the Lenders.  The Eighth Amendment constitutes a notice of Redetermination of the Borrowing Base at $300 million, an increase of $50 million from the prior Borrowing Base of $250 million.

Also pursuant to the Eighth Amendment, Fortis Capital Corp. (the “Departing Lender”) assigned all of its rights and obligations as a Lender under the Senior Credit Facility to BNP Paribas.  The Lenders (other than the Departing Lender) have agreed to reallocate their respective Commitments and to, among other things, allow certain financial institutions to become parties to the Senior Credit Facility as Lenders by acquiring an interest in the Aggregate Commitment.  The new commitment percentage of each Lender is attached as Annex A to the Eighth Amendment.

This description of the Eighth Amendment is only a summary of, and is qualified in its entirety by reference to, the Eighth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01       Regulation FD.

On May 5, 2010, we announced the redetermination of our Borrowing Base at $300 million.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  This information, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.

Item 9.01       Financial Statements and Exhibits

(d)         Exhibits

Exhibit
Number	Description

10.1	Eighth Amendment to Amended and Restated Credit Agreement dated April 29, 2010.

99.1	Press Release dated May 5, 2010, entitled “Clayton Williams Energy Announces Increase in Borrowing Base to $300 Million.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date:	May 5, 2010	By:	/s/ L. Paul Latham
L. Paul Latham
Executive Vice President and Chief
Operating Officer

Date:	May 5, 2010	By:	/s/ Mel G. Riggs
Mel G. Riggs
Senior Vice President and Chief Financial
Officer